Exhibit 99.4
FBR Securitization Trust 2005-1
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any securit y described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-1 STAM Collateral Tables
Friedman Billings Ramsey
New York Loans

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Loan Type	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

2/28 ARM	371	109,025,499.17	74.14	7.233	100.00	649	89.47	42.41	25.99	44.03	95.56	4.44
Fixed Rate	162	33,414,438.59	22.72	6.951	0.00	657	78.94	42.07	44.96	68.49	93.64	6.36
3/27 ARM	15	4,086,710.86	2.78	7.325	100.00	645	87.76	45.08	48.12	35.83	87.67	12.33
5/25 ARM	2	517,450.30	0.35	7.058	100.00	700	98.69	42.52	26.13	0.00	100.00	0.00

Total:	550	147,044,098.92	100.00	7.171	77.28	651	87.06	42.40	30.92	49.21	94.92	5.08

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Original IO Term	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

0	516	135,709,065.78	92.29	7.211	76.06	647	86.41	42.36	30.47	50.90	94.50	5.50
60	34	11,335,033.14	7.71	6.694	91.88	688	94.84	42.89	36.30	28.91	100.00	0.00

Total:	550	147,044,098.92	100.00	7.171	77.28	651	87.06	42.40	30.92	49.21	94.92	5.08

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Occupancy Status	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Owner Occupied	514	139,577,896.77	94.92	7.145	77.58	649	87.70	42.73	30.91	48.47	100.00	0.00
Rental	33	7,168,382.98	4.87	7.655	72.77	670	75.05	36.45	30.93	61.44	0.00	100.00
Second Home	3	297,819.17	0.20	7.600	41.54	709	78.79	31.16	35.19	100.00	0.00	100.00

Total:	550	147,044,098.92	100.00	7.171	77.28	651	87.06	42.40	30.92	49.21	94.92	5.08

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Documentation	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Stated	327	96,909,780.74	65.91	7.179	82.63	663	87.99	42.24	0.00	43.47	95.61	4.39
Full	210	45,462,152.16	30.92	7.156	66.95	625	85.73	43.37	100.00	59.80	94.89	5.11
12 mo Bank Statements	13	4,672,166.02	3.18	7.156	66.61	646	80.77	36.48	0.00	65.20	80.88	19.12

Total:	550	147,044,098.92	100.00	7.171	77.28	651	87.06	42.40	30.92	49.21	94.92	5.08

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Debt-to-Income Ratio Distribution	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

<= 30.00	39	7,094,505.76	4.82	7.363	52.62	647	78.20	20.73	43.05	73.87	72.78	27.22
30.01 - 35.00	27	5,088,310.16	3.46	7.213	73.23	646	83.87	32.48	47.47	53.97	95.44	4.56
35.01 - 40.00	57	16,262,158.34	11.06	7.236	89.65	644	87.71	38.38	35.78	49.79	97.22	2.78
40.01 - 45.00	324	92,430,924.32	62.86	7.167	79.91	659	88.41	43.61	10.90	44.11	95.86	4.14
45.01 - 50.00	92	23,750,720.07	16.15	7.114	70.39	627	84.71	48.03	91.28	60.49	95.93	4.07
50.01 - 55.00	11	2,417,480.27	1.64	6.809	41.73	633	86.88	52.72	100.00	47.17	97.67	2.33

Total:	550	147,044,098.92	100.00	7.171	77.28	651	87.06	42.40	30.92	49.21	94.92	5.08

Wt. Avg. DTI: 42.40

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Silent Seconds	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Yes	266	76,783,985.12	52.22	7.010	87.01	683	97.67	43.05	23.61	21.07	99.76	0.24
No	284	70,260,113.80	47.78	7.348	66.64	615	75.47	41.70	38.90	79.96	89.64	10.36

Total:	550	147,044,098.92	100.00	7.171	77.28	651	87.06	42.40	30.92	49.21	94.92	5.08

Effective Combined LTV (taking into account the silent seconds): 87.06
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1 STAM Collateral Tables
Friedman Billings Ramsey
Nevada Loans

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Loan Type	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

2/28 ARM	134	32,551,026.61	88.92	7.294	100.00	647	90.00	42.38	32.46	43.16	92.32	7.68
Fixed Rate	11	2,340,397.91	6.39	6.782	0.00	656	77.29	42.76	47.30	94.04	100.00	0.00
3/27 ARM	5	1,167,766.26	3.19	6.800	100.00	684	98.52	43.53	24.70	0.00	100.00	0.00
5/25 ARM	3	549,482.11	1.50	7.861	100.00	662	86.29	35.69	0.00	100.00	62.87	37.13

Total:	153	36,608,672.89	100.00	7.254	93.61	649	89.40	42.34	32.68	45.89	92.62	7.38

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Original IO Term	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

0	96	22,716,789.07	62.05	7.558	90.39	629	86.48	41.72	24.33	53.35	89.00	11.00
60	57	13,891,883.82	37.95	6.756	98.86	681	94.17	43.36	46.32	33.68	98.53	1.47

Total:	153	36,608,672.89	100.00	7.254	93.61	649	89.40	42.34	32.68	45.89	92.62	7.38

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Occupancy Status	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Owner Occupied	144	33,906,150.90	92.62	7.223	93.10	649	90.72	42.69	32.14	43.66	100.00	0.00
Rental	9	2,702,521.99	7.38	7.646	100.00	645	72.88	37.91	39.45	73.86	0.00	100.00

Total:	153	36,608,672.89	100.00	7.254	93.61	649	89.40	42.34	32.68	45.89	92.62	7.38

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Documentation	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Stated	86	19,579,354.84	53.48	7.438	94.56	657	88.92	41.09	0.00	36.80	93.98	6.02
Full	48	11,962,787.83	32.68	7.190	90.75	632	90.58	45.32	100.00	56.75	91.09	8.91
12 mo Bank Statements	15	4,150,743.96	11.34	6.652	95.96	663	89.06	40.33	0.00	61.11	95.09	4.91
6 mo Bank Statements	4	915,786.26	2.50	6.879	100.00	635	85.71	39.35	0.00	29.36	72.22	27.78

Total:	153	36,608,672.89	100.00	7.254	93.61	649	89.40	42.34	32.68	45.89	92.62	7.38

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Debt-to-Income Ratio Distribution	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

<= 30.00	6	1,484,216.62	4.05	7.473	92.48	635	76.36	25.03	19.89	80.11	56.08	43.92
30.01 - 35.00	13	2,511,525.00	6.86	7.266	95.63	646	80.07	32.79	19.05	83.27	100.00	0.00
35.01 - 40.00	19	5,223,024.18	14.27	7.372	100.00	650	89.60	37.60	16.16	43.02	79.42	20.58
40.01 - 45.00	76	17,702,896.17	48.36	7.335	90.30	655	90.87	43.16	13.36	32.74	97.27	2.73
45.01 - 50.00	37	9,208,610.92	25.15	7.038	95.63	635	90.56	48.27	81.46	59.45	94.66	5.34
50.01 - 55.00	2	478,400.00	1.31	6.361	100.00	733	100.00	53.23	100.00	0.00	100.00	0.00

Total:	153	36,608,672.89	100.00	7.254	93.61	649	89.40	42.34	32.68	45.89	92.62	7.38

Wt. Avg. DTI: 42.34

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Silent Seconds	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

No	70	18,588,102.67	50.78	7.484	88.78	620	79.77	41.36	37.98	80.96	85.46	14.54
Yes	83	18,020,570.22	49.22	7.016	98.59	679	99.33	43.35	27.21	9.71	100.00	0.00

Total:	153	36,608,672.89	100.00	7.254	93.61	649	89.40	42.34	32.68	45.89	92.62	7.38

Effective Combined LTV (taking into account the silent seconds): 89.40
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1 STAM Collateral Tables
Friedman Billings Ramsey
New Jersey Loans

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Loan Type	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

2/28 ARM	194	52,274,495.53	93.21	7.636	100.00	634	87.47	42.71	31.38	50.79	92.21	7.79
Fixed Rate	15	3,302,286.31	5.89	7.369	0.00	662	84.43	40.24	60.62	73.48	75.43	24.57
3/27 ARM	2	505,773.90	0.90	7.205	100.00	733	100.00	38.79	0.00	36.26	100.00	0.00

Total:	211	56,082,555.74	100.00	7.617	94.11	636	87.40	42.53	32.82	52.00	91.29	8.71

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Original IO Term	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

0	193	50,268,772.75	89.63	7.664	94.77	631	87.56	42.50	31.49	54.16	90.28	9.72
60	18	5,813,782.99	10.37	7.203	88.40	683	86.01	42.75	44.32	33.32	100.00	0.00

Total:	211	56,082,555.74	100.00	7.617	94.11	636	87.40	42.53	32.82	52.00	91.29	8.71

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Occupancy Status	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Owner Occupied	191	51,197,519.89	91.29	7.596	95.13	635	87.99	43.14	31.84	51.04	100.00	0.00
Rental	19	4,741,392.73	8.45	7.859	82.89	646	80.96	35.92	44.34	60.89	0.00	100.00
Second Home	1	143,643.12	0.26	6.990	100.00	708	90.00	44.03	0.00	100.00	0.00	100.00

Total:	211	56,082,555.74	100.00	7.617	94.11	636	87.40	42.53	32.82	52.00	91.29	8.71

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Documentation	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Stated	131	36,263,525.04	64.66	7.594	96.41	652	87.51	42.56	0.00	49.33	92.33	7.67
Full	76	18,403,811.74	32.82	7.669	89.12	608	87.70	43.35	100.00	60.16	88.58	11.42
12 mo Bank Statements	4	1,415,218.96	2.52	7.519	100.00	597	80.85	31.09	0.00	14.32	100.00	0.00

Total:	211	56,082,555.74	100.00	7.617	94.11	636	87.40	42.53	32.82	52.00	91.29	8.71

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Debt-to-Income Ratio Distribution	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

<= 30.00	13	3,159,240.69	5.63	7.458	88.26	633	84.89	24.51	53.27	66.97	55.96	44.04
30.01 - 35.00	14	3,168,848.96	5.65	7.726	87.38	639	78.28	32.69	49.84	59.52	80.94	19.06
35.01 - 40.00	22	4,839,686.00	8.63	7.806	92.40	628	85.89	37.64	45.16	47.60	83.80	16.20
40.01 - 45.00	123	35,267,502.57	62.88	7.587	95.06	647	88.12	43.78	9.38	50.35	94.38	5.62
45.01 - 50.00	35	8,393,562.33	14.97	7.724	94.99	600	89.04	48.85	100.00	47.84	98.50	1.50
50.01 - 55.00	4	1,253,715.19	2.24	7.120	100.00	623	91.51	54.21	100.00	86.49	100.00	0.00

Total:	211	56,082,555.74	100.00	7.617	94.11	636	87.40	42.53	32.82	52.00	91.29	8.71

Wt. Avg. DTI: 42.53

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Silent Seconds	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

No	140	38,277,578.94	68.25	7.754	92.72	617	82.27	41.62	41.67	71.16	87.24	12.76
Yes	71	17,804,976.80	31.75	7.322	97.11	678	98.43	44.47	13.77	10.81	100.00	0.00

Total:	211	56,082,555.74	100.00	7.617	94.11	636	87.40	42.53	32.82	52.00	91.29	8.71

Effective Combined LTV (taking into account the silent seconds): 87.40
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1 STAM Collateral Tables
Friedman Billings Ramsey
Maryland Loans

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Loan Type	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

2/28 ARM	139	31,365,920.56	92.95	7.826	100.00	618	89.04	41.36	22.93	48.27	95.79	4.21
Fixed Rate	12	2,238,917.83	6.63	7.884	0.00	627	88.81	38.92	66.25	87.36	87.98	12.02
3/27 ARM	1	140,000.00	0.41	6.990	100.00	607	81.40	48.17	100.00	100.00	100.00	0.00

Total:	152	33,744,838.39	100.00	7.827	93.37	619	88.99	41.22	26.13	51.07	95.29	4.71

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Original IO Term	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

0	137	30,036,111.74	89.01	7.930	93.18	613	88.63	40.96	24.11	53.89	94.70	5.30
60	15	3,708,726.65	10.99	6.991	94.85	668	91.91	43.38	42.47	28.31	100.00	0.00

Total:	152	33,744,838.39	100.00	7.827	93.37	619	88.99	41.22	26.13	51.07	95.29	4.71

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Occupancy Status	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Owner Occupied	146	32,153,856.74	95.29	7.813	93.87	618	89.18	41.30	24.96	50.18	100.00	0.00
Rental	4	857,406.28	2.54	8.157	68.61	670	87.02	33.09	31.39	67.56	0.00	100.00
Second Home	2	733,575.37	2.17	8.028	100.00	576	82.88	47.13	71.23	71.23	0.00	100.00

Total:	152	33,744,838.39	100.00	7.827	93.37	619	88.99	41.22	26.13	51.07	95.29	4.71

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Documentation	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Stated	98	22,964,086.32	68.05	7.770	96.71	639	89.16	42.00	0.00	43.36	97.73	2.27
Full	47	8,816,574.90	26.13	7.853	83.18	571	87.76	42.03	100.00	75.94	91.02	8.98
12 mo Bank Statements	6	1,686,075.28	5.00	8.251	100.00	576	92.99	28.03	0.00	34.52	100.00	0.00
6 mo Bank Statements	1	278,101.89	0.82	9.125	100.00	675	90.00	31.37	0.00	0.00	0.00	100.00

Total:	152	33,744,838.39	100.00	7.827	93.37	619	88.99	41.22	26.13	51.07	95.29	4.71

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Debt-to-Income Ratio Distribution	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

<= 30.00	10	2,220,220.89	6.58	7.924	87.88	582	90.89	24.82	38.74	41.66	87.88	12.12
30.01 - 35.00	10	1,746,733.51	5.18	8.151	93.04	630	88.82	32.84	24.68	32.11	84.08	15.92
35.01 - 40.00	28	6,217,029.63	18.42	7.952	90.08	600	85.58	37.52	28.43	74.34	100.00	0.00
40.01 - 45.00	82	18,755,065.60	55.58	7.787	94.34	636	89.73	43.34	9.72	43.41	97.22	2.78
45.01 - 50.00	21	4,641,754.83	13.76	7.639	96.34	591	90.21	48.22	81.22	60.81	88.74	11.26
50.01 - 55.00	1	164,033.93	0.49	8.125	100.00	516	75.00	52.98	100.00	100.00	100.00	0.00

Total:	152	33,744,838.39	100.00	7.827	93.37	619	88.99	41.22	26.13	51.07	95.29	4.71

Wt. Avg. DTI: 41.22

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Silent Seconds	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

No	83	16,947,759.66	50.22	8.212	89.39	578	80.84	41.40	40.72	86.32	90.61	9.39
Yes	69	16,797,078.73	49.78	7.438	97.37	660	97.22	41.05	11.40	15.51	100.00	0.00

Total:	152	33,744,838.39	100.00	7.827	93.37	619	88.99	41.22	26.13	51.07	95.29	4.71

Effective Combined LTV (taking into account the silent seconds): 88.99
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1 STAM Collateral Tables Friedman Billings Ramsey Massachusetts Loans

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Loan Type	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

2/28 ARM	95	24,239,334.90	98.42	7.616	100.00	627	90.46	41.89	20.35	49.00	96.38	3.62
Fixed Rate	2	389,114.02	1.58	7.618	0.00	613	78.15	46.04	53.84	100.00	46.16	53.84

Total:	97	24,628,448.92	100.00	7.616	98.42	627	90.27	41.96	20.88	49.81	95.59	4.41

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Original IO Term	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

0	89	22,075,083.80	89.63	7.711	98.24	623	89.78	41.66	20.94	47.72	95.08	4.92
60	8	2,553,365.12	10.37	6.797	100.00	666	94.45	44.56	20.36	67.90	100.00	0.00

Total:	97	24,628,448.92	100.00	7.616	98.42	627	90.27	41.96	20.88	49.81	95.59	4.41

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Occupancy Status	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Owner Occupied	92	23,542,083.50	95.59	7.579	99.24	627	90.84	42.20	20.24	49.15	100.00	0.00
Rental	5	1,086,365.42	4.41	8.428	80.72	637	77.79	36.66	34.72	64.02	0.00	100.00

Total:	97	24,628,448.92	100.00	7.616	98.42	627	90.27	41.96	20.88	49.81	95.59	4.41

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Documentation	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Stated	62	16,008,463.46	65.00	7.660	98.88	647	92.24	43.53	0.00	41.34	97.56	2.44
Full	24	5,141,763.20	20.88	7.522	95.93	578	84.54	44.55	100.00	72.36	92.67	7.33
12 mo Bank Statements	11	3,478,222.26	14.12	7.555	100.00	608	89.65	30.88	0.00	55.46	90.85	9.15

Total:	97	24,628,448.92	100.00	7.616	98.42	627	90.27	41.96	20.88	49.81	95.59	4.41

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Debt-to-Income Ratio Distribution	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

<= 30.00	8	2,131,034.10	8.65	8.198	100.00	569	79.91	19.63	5.43	75.28	79.26	20.74
30.01 – 35.00	2	256,291.19	1.04	6.476	100.00	661	69.41	31.16	100.00	34.65	100.00	0.00
35.01 – 40.00	8	1,692,520.42	6.87	7.241	100.00	630	85.17	39.31	48.63	86.45	90.09	9.91
40.01 – 45.00	63	16,671,901.70	67.69	7.681	98.92	641	91.39	43.69	4.67	43.17	98.40	1.60
45.01 – 50.00	15	3,719,495.09	15.10	7.204	94.37	600	94.94	48.44	80.94	47.23	94.37	5.63
50.01 – 55.00	1	157,206.42	0.64	8.500	100.00	533	90.00	53.82	100.00	100.00	100.00	0.00

Total:	97	24,628,448.92	100.00	7.616	98.42	627	90.27	41.96	20.88	49.81	95.59	4.41

Wt. Avg. DTI: 41.96

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Silent Seconds	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Yes	51	12,859,342.48	52.21	7.291	100.00	657	99.23	44.39	13.79	25.44	100.00	0.00
No	46	11,769,106.44	47.79	7.971	96.69	595	80.47	39.31	28.62	76.43	90.77	9.23

Total:	97	24,628,448.92	100.00	7.616	98.42	627	90.27	41.96	20.88	49.81	95.59	4.41

Effective Combined LTV (taking into account the silent seconds): 90.27
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1 STAM Collateral Tables
Friedman Billings Ramsey
Illinois Loans

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Loan Type	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

2/28 ARM	343	71,109,102.87	94.82	7.513	100.00	629	90.61	41.76	31.46	56.38	93.28	6.72
Fixed Rate	20	3,618,506.28	4.83	7.270	0.00	638	81.72	39.82	73.62	89.15	56.87	43.13
3/27 ARM	2	262,359.95	0.35	7.945	100.00	573	91.25	32.86	77.44	77.44	100.00	0.00

Total:	365	74,989,969.10	100.00	7.503	95.17	630	90.18	41.63	33.66	58.04	91.54	8.46

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Original IO Term	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

0	340	68,204,548.45	90.95	7.562	94.69	625	89.52	41.20	29.76	57.99	91.62	8.38
60	25	6,785,420.65	9.05	6.907	100.00	675	96.86	45.99	72.83	58.54	90.79	9.21

Total:	365	74,989,969.10	100.00	7.503	95.17	630	90.18	41.63	33.66	58.04	91.54	8.46

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Occupancy Status	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Owner Occupied	335	68,647,482.41	91.54	7.500	97.00	627	91.10	41.93	30.83	57.29	100.00	0.00
Rental	28	5,548,185.68	7.40	7.643	74.93	649	79.46	37.28	59.14	64.28	0.00	100.00
Second Home	2	794,301.01	1.06	6.791	78.65	741	86.07	46.25	100.00	78.65	0.00	100.00

Total:	365	74,989,969.10	100.00	7.503	95.17	630	90.18	41.63	33.66	58.04	91.54	8.46

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Documentation	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Stated	223	46,375,017.64	61.84	7.495	98.35	649	90.20	41.41	0.00	50.15	95.52	4.48
Full	129	25,241,338.74	33.66	7.539	89.45	598	90.32	42.44	100.00	70.11	83.85	16.15
12 mo Bank Statements	13	3,373,612.72	4.50	7.342	94.34	603	89.01	38.70	0.00	76.06	94.34	5.66

Total:	365	74,989,969.10	100.00	7.503	95.17	630	90.18	41.63	33.66	58.04	91.54	8.46

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Debt-to-Income Ratio Distribution	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

<= 30.00	26	4,999,116.95	6.67	7.625	92.99	621	82.25	24.59	44.48	61.51	67.57	32.43
30.01 - 35.00	31	5,585,266.01	7.45	7.642	89.91	595	83.34	32.69	45.57	84.93	98.07	1.93
35.01 - 40.00	48	9,456,903.39	12.61	7.629	93.89	629	91.16	37.76	29.39	38.01	86.47	13.53
40.01 - 45.00	195	40,570,903.84	54.10	7.490	97.50	643	91.68	43.36	12.14	53.21	95.86	4.14
45.01 - 50.00	60	12,577,700.60	16.77	7.454	92.97	605	90.08	48.12	87.20	76.38	86.85	13.15
50.01 - 55.00	5	1,800,078.31	2.40	6.689	87.29	648	95.36	52.83	100.00	50.80	100.00	0.00

Total:	365	74,989,969.10	100.00	7.503	95.17	630	90.18	41.63	33.66	58.04	91.54	8.46

Wt. Avg. DTI: 41.63

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Silent Seconds	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

No	209	42,961,612.02	57.29	7.619	92.20	604	83.42	41.04	44.19	82.61	85.24	14.76
Yes	156	32,028,357.08	42.71	7.346	99.17	664	99.25	42.43	19.53	25.08	100.00	0.00

Total:	365	74,989,969.10	100.00	7.503	95.17	630	90.18	41.63	33.66	58.04	91.54	8.46

Effective Combined LTV (taking into account the silent seconds): 90.18
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1 STAM Collateral Tables
Friedman Billings Ramsey
Georgia Loans

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Loan Type	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

2/28 ARM	210	31,967,966.93	79.43	7.890	100.00	617	91.08	39.51	53.03	57.83	90.65	9.35
Fixed Rate	68	7,385,701.02	18.35	7.972	0.00	622	83.98	39.03	69.44	91.80	79.81	20.19
3/27 ARM	6	773,637.77	1.92	7.758	100.00	613	95.51	41.61	72.06	43.15	81.77	18.23
5/25 ARM	1	118,576.92	0.29	8.375	100.00	658	90.00	46.76	100.00	100.00	0.00	100.00

Total:	285	40,245,882.64	100.00	7.904	81.65	618	89.86	39.48	56.54	63.90	88.22	11.78

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Original IO Term	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

0	261	35,099,406.03	87.21	7.974	79.39	612	88.50	39.55	58.33	64.92	86.49	13.51
60	24	5,146,476.61	12.79	7.427	97.03	658	99.12	39.02	44.38	56.95	100.00	0.00

Total:	285	40,245,882.64	100.00	7.904	81.65	618	89.86	39.48	56.54	63.90	88.22	11.78

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Occupancy Status	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Owner Occupied	246	35,505,279.26	88.22	7.902	83.40	612	90.74	39.48	57.55	63.14	100.00	0.00
Rental	36	4,123,810.63	10.25	7.967	76.01	665	83.24	38.93	56.30	69.73	0.00	100.00
Second Home	3	616,792.75	1.53	7.575	18.67	667	83.70	43.14	0.00	68.75	0.00	100.00

Total:	285	40,245,882.64	100.00	7.904	81.65	618	89.86	39.48	56.54	63.90	88.22	11.78

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Documentation	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Full	177	22,756,042.87	56.54	8.005	77.46	587	87.35	40.52	100.00	79.87	89.80	10.20
Stated	101	16,607,828.16	41.27	7.773	86.98	660	92.85	38.15	0.00	41.84	85.43	14.57
12 mo Bank Statements	7	882,011.61	2.19	7.763	89.33	623	98.32	37.77	0.00	67.24	100.00	0.00

Total:	285	40,245,882.64	100.00	7.904	81.65	618	89.86	39.48	56.54	63.90	88.22	11.78

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Debt-to-Income Ratio Distribution	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

< = 30.00	48	5,897,234.49	14.65	7.988	79.01	628	88.90	23.56	54.71	68.31	86.38	13.62
30.01 - 35.00	38	5,115,944.76	12.71	8.143	87.64	601	86.58	32.69	48.71	65.24	89.71	10.29
35.01 - 40.00	41	5,565,697.18	13.83	7.821	69.96	610	89.72	37.88	60.63	77.94	92.26	7.74
40.01 - 45.00	89	13,343,025.66	33.15	7.774	83.54	644	92.06	43.03	25.89	50.47	87.40	12.60
45.01 - 50.00	65	9,625,489.34	23.92	7.961	84.22	591	88.85	47.87	98.80	70.87	87.85	12.15
50.01 - 55.00	4	698,491.21	1.74	7.809	81.52	600	95.07	53.23	100.00	65.63	81.52	18.48

Total:	285	40,245,882.64	100.00	7.904	81.65	618	89.86	39.48	56.54	63.90	88.22	11.78

Wt. Avg. DTI: 39.48

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Silent Seconds	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

No	197	25,282,382.29	62.82	8.120	73.82	591	84.12	39.52	75.95	84.09	81.25	18.75
Yes	88	14,963,500.35	37.18	7.539	94.88	663	99.55	39.41	23.75	29.79	100.00	0.00

Total:	285	40,245,882.64	100.00	7.904	81.65	618	89.86	39.48	56.54	63.90	88.22	11.78

Effective Combined LTV (taking into account the silent seconds): 89.86
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1 STAM Collateral Tables
Friedman Billings Ramsey
Florida Loans

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Loan Type	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

2/28 ARM	494	85,739,736.14	75.23	7.595	100.00	637	90.33	40.75	27.78	39.32	89.51	10.49
Fixed Rate	142	19,226,342.86	16.87	7.301	0.00	640	80.73	39.64	50.56	75.64	80.87	19.13
3/27 ARM	44	6,408,430.35	5.62	7.799	100.00	631	90.52	38.15	33.81	30.75	89.98	10.02
5/25 ARM	13	2,599,741.60	2.28	7.071	100.00	657	88.88	43.59	58.68	42.60	96.74	3.26

Total:	693	113,974,250.95	100.00	7.545	83.13	638	88.69	40.48	32.66	45.04	88.24	11.76

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Original IO Term	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

0	615	97,339,466.19	85.40	7.646	81.59	632	87.47	40.16	30.26	48.66	86.85	13.15
36	1	340,000.00	0.30	6.125	100.00	669	100.00	27.26	0.00	0.00	100.00	0.00
60	77	16,294,784.76	14.30	6.968	91.96	672	95.73	42.72	47.73	24.34	96.30	3.70

Total:	693	113,974,250.95	100.00	7.545	83.13	638	88.69	40.48	32.66	45.04	88.24	11.76

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Occupancy Status	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Owner Occupied	605	100,571,568.43	88.24	7.516	84.54	632	89.60	40.83	33.40	47.17	100.00	0.00
Rental	60	9,083,123.76	7.97	7.743	65.71	680	78.69	36.95	26.31	39.22	0.00	100.00
Second Home	28	4,319,558.76	3.79	7.810	86.95	690	88.45	39.95	28.82	7.61	0.00	100.00

Total:	693	113,974,250.95	100.00	7.545	83.13	638	88.69	40.48	32.66	45.04	88.24	11.76

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Documentation	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Stated	399	66,442,850.97	58.30	7.569	87.49	655	87.80	40.72	0.00	39.92	86.16	13.84
Full	243	37,228,447.81	32.66	7.632	73.89	605	89.08	41.56	100.00	57.11	90.24	9.76
12 mo Bank Statements	48	9,940,751.91	8.72	7.068	88.66	645	93.14	34.82	0.00	34.13	94.25	5.75
6 mo Bank Statements	3	362,200.26	0.32	7.334	81.82	668	88.84	42.93	0.00	42.79	100.00	0.00

Total:	693	113,974,250.95	100.00	7.545	83.13	638	88.69	40.48	32.66	45.04	88.24	11.76

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Debt-to-Income Ratio Distribution	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

<= 30.00	82	12,028,491.78	10.55	7.360	74.26	657	84.94	20.69	33.60	42.88	78.66	21.34
30.01 - 35.00	64	9,034,437.89	7.93	7.636	87.82	618	84.70	32.68	38.75	51.15	89.27	10.73
35.01 - 40.00	100	14,281,454.87	12.53	7.500	79.81	636	88.30	38.08	34.97	48.93	87.13	12.87
40.01 - 45.00	309	55,643,509.74	48.82	7.619	87.19	648	89.27	43.45	11.92	43.43	88.02	11.98
45.01 - 50.00	128	21,546,079.00	18.90	7.461	78.53	610	90.78	47.88	77.81	45.63	93.68	6.32
50.01 - 55.00	10	1,440,277.67	1.26	7.368	72.65	632	95.06	53.20	89.98	39.31	100.00	0.00

Total:	693	113,974,250.95	100.00	7.545	83.13	638	88.69	40.48	32.66	45.04	88.24	11.76

Wt. Avg. DTI: 40.48

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Silent Seconds	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

No	466	72,986,971.68	64.04	7.714	75.00	618	83.07	40.41	41.70	61.27	81.64	18.36
Yes	227	40,987,279.27	35.96	7.244	97.61	673	98.69	40.63	16.58	16.14	100.00	0.00

Total:	693	113,974,250.95	100.00	7.545	83.13	638	88.69	40.48	32.66	45.04	88.24	11.76

Effective Combined LTV (taking into account the silent seconds): 88.69
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1 STAM Collateral Tables
Friedman Billings Ramsey
California Loans

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Loan Type	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

2/28 ARM	918	261,279,751.30	90.44	7.168	100.00	642	89.63	42.69	29.61	38.89	93.14	6.86
Fixed Rate	98	21,093,461.68	7.30	6.624	0.00	660	73.24	41.14	29.37	78.78	91.71	8.29
3/27 ARM	17	4,689,625.65	1.62	6.717	100.00	673	89.90	43.07	60.68	45.05	92.25	7.75
5/25 ARM	4	1,239,439.21	0.43	6.199	100.00	708	84.13	42.65	100.00	39.53	100.00	0.00
6 Month ARM	2	602,745.94	0.21	6.388	100.00	711	80.32	44.09	0.00	100.00	100.00	0.00

Total:	1,039	288,905,023.78	100.00	7.115	92.70	644	88.40	42.58	30.34	42.03	93.06	6.94

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Original IO Term	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

0	650	166,775,597.03	57.73	7.445	89.79	620	83.99	41.42	19.48	53.96	89.53	10.47
60	389	122,129,426.75	42.27	6.665	96.68	677	94.41	44.17	45.17	25.74	97.88	2.12

Total:	1,039	288,905,023.78	100.00	7.115	92.70	644	88.40	42.58	30.34	42.03	93.06	6.94

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Occupancy Status	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Owner Occupied	955	268,858,142.49	93.06	7.066	92.80	644	89.18	42.77	30.24	40.26	100.00	0.00
Rental	78	18,639,028.22	6.45	7.815	91.87	640	77.38	40.31	31.17	66.36	0.00	100.00
Second Home	6	1,407,853.07	0.49	7.318	83.38	677	84.83	37.49	37.31	57.84	0.00	100.00

Total:	1,039	288,905,023.78	100.00	7.115	92.70	644	88.40	42.58	30.34	42.03	93.06	6.94

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Documentation	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Stated	604	163,459,132.09	56.58	7.225	92.38	657	88.87	41.10	0.00	37.84	93.46	6.54
Full	322	87,649,654.73	30.34	6.964	92.93	629	87.81	45.89	100.00	46.29	92.77	7.23
12 mo Bank Statements	107	36,489,454.73	12.63	6.990	93.31	625	88.06	41.24	0.00	50.84	91.73	8.27
6 mo Bank Statements	6	1,306,782.23	0.45	7.081	100.00	633	78.35	43.04	0.00	35.07	100.00	0.00

Total:	1,039	288,905,023.78	100.00	7.115	92.70	644	88.40	42.58	30.34	42.03	93.06	6.94

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Debt-to-Income Ratio Distribution	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

<= 30.00	61	14,364,962.90	4.97	7.338	92.02	632	79.36	21.94	28.01	63.38	84.67	15.33
30.01 - 35.00	59	14,800,951.21	5.12	7.480	83.50	615	79.58	33.22	24.86	72.22	91.07	8.93
35.01 - 40.00	151	38,148,435.16	13.20	7.249	92.34	648	85.80	37.82	12.45	48.23	92.57	7.43
40.01 - 45.00	478	136,082,968.92	47.10	7.169	92.75	652	89.73	43.17	9.13	35.96	93.74	6.26
45.01 - 50.00	241	72,986,140.38	25.26	6.910	94.40	632	90.18	48.14	69.03	41.08	93.14	6.86
50.01 - 55.00	49	12,521,565.21	4.33	6.631	95.03	667	92.21	53.10	98.99	34.56	98.70	1.30

Total:	1,039	288,905,023.78	100.00	7.115	92.70	644	88.40	42.58	30.34	42.03	93.06	6.94

Wt. Avg. DTI: 42.58

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Silent Seconds	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Yes	519	156,927,065.35	54.32	6.836	98.16	674	98.54	43.47	27.92	11.39	99.05	0.95
No	520	131,977,958.43	45.68	7.447	86.21	608	76.34	41.53	33.22	78.47	85.94	14.06

Total:	1,039	288,905,023.78	100.00	7.115	92.70	644	88.40	42.58	30.34	42.03	93.06	6.94

Effective Combined LTV (taking into account the silent seconds): 88.40
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1 STAM Collateral Tables
Friedman Billings Ramsey
Arizona Loans

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Loan Type	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

2/28 ARM	103	17,616,317.46	93.26	7.575	100.00	625	91.36	41.21	40.08	34.11	95.84	4.16
Fixed Rate	8	957,460.87	5.07	7.677	0.00	644	81.48	43.31	31.46	31.46	53.23	46.77
3/27 ARM	3	315,888.22	1.67	8.020	100.00	628	97.52	32.82	49.62	81.08	100.00	0.00

Total:	114	18,889,666.55	100.00	7.588	94.93	626	90.96	41.18	39.80	34.76	93.75	6.25

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Original IO Term	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

0	90	14,257,235.14	75.48	7.795	93.28	612	89.15	40.64	29.53	43.63	91.72	8.28
60	24	4,632,431.41	24.52	6.951	100.00	670	96.53	42.83	71.40	7.46	100.00	0.00

Total:	114	18,889,666.55	100.00	7.588	94.93	626	90.96	41.18	39.80	34.76	93.75	6.25

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Occupancy Status	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties
Owner Occupied	105	17,709,585.87	93.75	7.579	97.12	624	91.46	41.13	41.22	33.71	100.00	0.00
Rental	7	907,132.01	4.80	7.719	50.64	650	80.78	41.63	24.00	50.64	0.00	100.00
Second Home	2	272,948.67	1.44	7.748	100.00	665	92.49	42.81	0.00	50.29	0.00	100.00

Total:	114	18,889,666.55	100.00	7.588	94.93	626	90.96	41.18	39.80	34.76	93.75	6.25

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Documentation	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Stated	52	8,234,715.42	43.59	7.532	96.27	657	91.80	41.01	0.00	27.54	92.66	7.34
Full	45	7,517,938.83	39.80	7.598	95.99	600	90.23	44.95	100.00	49.31	97.10	2.90
12 mo Bank Statements	16	2,980,213.18	15.78	7.774	88.29	604	90.00	33.70	0.00	19.85	87.99	12.01
6 mo Bank Statements	1	156,799.12	0.83	6.490	100.00	695	100.00	11.33	0.00	0.00	100.00	0.00

Total:	114	18,889,666.55	100.00	7.588	94.93	626	90.96	41.18	39.80	34.76	93.75	6.25

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Debt-to-Income Ratio Distribution	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

<= 30.00	11	1,684,018.07	8.92	7.605	97.34	616	89.72	16.00	15.10	28.41	92.35	7.65
30.01 - 35.00	6	727,135.25	3.85	7.685	100.00	635	92.57	32.97	21.56	76.10	100.00	0.00
35.01 - 40.00	17	3,095,194.11	16.39	7.819	93.27	629	92.86	38.62	31.52	21.48	100.00	0.00
40.01 - 45.00	46	7,552,950.46	39.98	7.650	95.32	634	90.23	43.26	17.10	40.02	89.00	11.00
45.01 - 50.00	32	5,525,155.18	29.25	7.364	93.66	615	90.56	48.01	82.06	33.43	96.00	4.00
50.01 - 55.00	2	305,213.48	1.62	7.440	100.00	648	100.00	50.51	100.00	0.00	100.00	0.00

Total:	114	18,889,666.55	100.00	7.588	94.93	626	90.96	41.18	39.80	34.76	93.75	6.25

Wt. Avg. DTI: 41.18

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Silent Seconds	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

No	58	9,808,904.92	51.93	7.896	91.06	589	83.14	41.09	48.03	59.04	87.97	12.03
Yes	56	9,080,761.63	48.07	7.255	99.12	666	99.41	41.28	30.90	8.54	100.00	0.00

Total:	114	18,889,666.55	100.00	7.588	94.93	626	90.96	41.18	39.80	34.76	93.75	6.25

Effective Combined LTV (taking into account the silent seconds): 90.96
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1 STAM Collateral Tables
Friedman Billings Ramsey

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Loan Type	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

2/28 ARM	4,522	957,421,631.11	81.90	7.484	100.00	634	90.19	41.88	34.48	45.71	93.43	6.57
Fixed Rate	1,107	162,629,112.08	13.91	7.264	0.00	643	81.85	40.63	51.55	78.23	87.64	12.36
3/27 ARM	256	37,922,699.90	3.24	7.708	100.00	634	91.77	41.30	49.35	38.91	93.40	6.60
5/25 ARM	57	9,946,311.73	0.85	7.412	100.00	659	91.82	42.23	68.81	58.33	92.51	7.49
6 Month ARM	2	602,745.94	0.05	6.388	100.00	711	80.32	44.09	0.00	100.00	100.00	0.00
Balloon	3	497,464.43	0.04	7.774	0.00	613	82.14	41.78	0.00	50.59	100.00	0.00

Total:	5,947	1,169,019,965.19	100.00	7.460	86.05	635	89.09	41.69	37.59	50.15	92.62	7.38

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Original IO Term	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

0	5,091	935,177,711.46	80.00	7.627	83.85	625	87.74	41.15	35.01	54.51	91.33	8.67
36	1	340,000.00	0.03	6.125	100.00	669	100.00	27.26	0.00	0.00	100.00	0.00
60	855	233,502,253.73	19.97	6.792	94.81	676	94.50	43.86	48.00	32.76	97.77	2.23

Total:	5,947	1,169,019,965.19	100.00	7.460	86.05	635	89.09	41.69	37.59	50.15	92.62	7.38

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Occupancy Status	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Owner Occupied	5,450	1,082,735,904.40	92.62	7.434	86.79	633	89.82	41.93	37.31	49.48	100.00	0.00
Rental	432	73,190,005.55	6.26	7.828	76.86	658	78.87	38.26	40.89	61.57	0.00	100.00
Second Home	65	13,094,055.24	1.12	7.535	75.80	679	85.51	40.90	42.86	41.94	0.00	100.00

Total:	5,947	1,169,019,965.19	100.00	7.460	86.05	635	89.09	41.69	37.59	50.15	92.62	7.38

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Documentation	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Stated	2,931	630,176,100.16	53.91	7.452	89.39	656	88.99	41.33	0.00	42.58	93.21	6.79
Full	2,608	439,490,112.18	37.59	7.541	80.92	608	89.33	43.00	100.00	60.65	91.91	8.09
12 mo Bank Statements	384	94,968,568.19	8.12	7.136	87.19	629	88.91	38.20	0.00	51.83	92.18	7.82
6 mo Bank Statements	24	4,385,184.66	0.38	7.424	94.56	624	82.54	37.10	0.00	48.62	87.86	12.14

Total:	5,947	1,169,019,965.19	100.00	7.460	86.05	635	89.09	41.69	37.59	50.15	92.62	7.38

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
Debt-to-Income Ratio	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Distribution	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

<= 30.00	610	88,171,589.86	7.54	7.684	78.63	624	84.41	22.44	43.35	62.31	82.53	17.47
30.01 - 35.00	484	76,666,340.73	6.56	7.665	81.82	616	84.14	32.80	44.81	65.21	90.32	9.68
35.01 - 40.00	797	148,177,972.64	12.68	7.547	86.75	634	87.88	37.94	33.60	52.32	92.56	7.44
40.01 - 45.00	2,670	571,194,847.06	48.86	7.469	87.80	648	89.94	43.35	14.13	43.94	94.00	6.00
45.01 - 50.00	1,252	255,387,236.50	21.85	7.319	85.91	617	90.62	48.13	81.19	54.48	93.02	6.98
50.01 - 55.00	134	29,421,978.40	2.52	6.858	82.93	653	92.32	53.23	98.75	46.51	98.82	1.18

Total:	5,947	1,169,019,965.19	100.00	7.460	86.05	635	89.09	41.69	37.59	50.15	92.62	7.38

Wt. Avg. DTI: 41.69

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Silent Seconds	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

No	3,627	650,671,023.45	55.66	7.714	79.21	608	81.52	40.88	46.82	75.54	87.01	12.99
Yes	2,320	518,348,941.74	44.34	7.140	94.62	670	98.60	42.70	26.01	18.27	99.67	0.33

Total:	5,947	1,169,019,965.19	100.00	7.460	86.05	635	89.09	41.69	37.59	50.15	92.62	7.38

Effective Combined LTV (taking into account the silent seconds): 89.09
Credit Enhancement Levels

	S&P LEVELS output for different ratings	Moody’s Credit Enhancement levels for different ratings
Aaa/AAA	25.92	25.45
Aa1/AA+	21.52	22.00
Aa2/AA	17.20	18.85
Aa3/AA-	15.52	16.90
A1/A+	13.80	15.15
A2/A	12.33	13.50
A3/A-	11.15	12.00
Baa1/BBB+	10.15	10.65
Baa2/BBB	9.19	9.45
Baa3/BBB-	8.01	8.35
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.